UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

STIFEL FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)
DELAWARE	1-9305	43-1273600
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

ONE FINANCIAL PLAZA
501 NORTH BROADWAY
ST. LOUIS, MISSOURI 63102-2102
(Address of principal executive offices)

(314) 342-2000
(Registrant's Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2007, Stifel completed its acquisition of First Service Financial Company, a Missouri corporation ("First Service"), and its wholly-owned subsidiary FirstService Bank, a Missouri bank, by means of the merger (the "Merger") of First Service with and into FSFC Acquisiton Co. ("AcquisitionCo"), a Missouri corporation and wholly-owned subsidiary of Stifel, with AcquisitionCo surviving the Merger.

The total consideration paid by Stifel in the Merger for all of the outstanding shares of First Service was approximately $37.9 million cash; of this amount, approximately $990,000 has been deposited into escrow pending satisfaction of certain contingencies provided for in an escrow agreement among Stifel, First Service, AcquisitionCo, UMB Bank, N.A., as escrow agent, and the shareholders' committee specified in the escrow agreement.

Upon consummation of the Merger, Stifel became a bank holding company and a "financial holding company," subject to the supervision and regulation of The Board of Governors of the Federal Reserve System. Also, FirstService Bank has converted its charter from a Missouri bank to a Missouri trust company and changed its name to "Stifel Bank and Trust."

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto contain comments and information that constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Current Report on Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of First Service; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1 Press Release dated April 2, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: April 4, 2007	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 2, 2007